EXHIBIT 99.1


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, John L. Larsen, the Chief Executive Officer of Crested Corp., certify that (i) the Quarterly Report on Form 10-Q for the period ended November 30, 2002 accompanying this statement, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Crested Corp.

                                                   /s/  John L. Larsen
                                                 -------------------------------
                                                 John L. Larsen,
                                                 Chief Executive Officer

                                                 Date: January 13, 2003





              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


     I, Robert Scott Lorimer, the Chief Financial Officer of Crested Corp., certify that (i) the Quarterly Report on Form 10-Q for the period ended November 30, 2002 accompanying this statement, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Crested Corp.

                                                   /s/  Robert Scott Lorimer
                                                 -------------------------------
                                                 Robert Scott Lorimer,
                                                 Chief Financial Officer

                                                 Date: January 13, 2003



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